Exhibit 23.1
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-31492, 333-31498, 333-74080 and 333-74082) of
Switchboard Inc. of our reports dated February 1, 2001 relating to the financial statements and financial statement schedules, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 28, 2003